The Dreyfus Fund
Incorporated

SEMIANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Financial Futures

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund
                                                                   Incorporated

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey, CFA. Effective July 17, 2001, Douglas D. Ramos, CFA, and Hilary R. Woods will assume primary portfolio management responsibilities for the fund.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal
Reserve   Board's  aggressive  easing  of  monetary  policy  produced  a  2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the stock market. Better economic times generally tend to lead to increased sales and profits for many companies, especially those that are sensitive to changes in the economic cycle. A stronger economy may also help spark a recovery in the shares of companies whose stock prices are inexpensive relative to historical norms, as well as stocks of fundamentally sound companies whose valuations dropped during the recent economic downturn.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, CFA, Senior Portfolio Manager

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the six-month period ended June 30, 2001, the fund's total return was -6.19%
 . (1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was -6.69%.(2)

Although the fund produced negative returns during the reporting period, its performance was better than that of the S&P 500 Index. We attribute the market's weakness primarily to the impact of the economic slowdown on a variety of industries and investment sectors, particularly in health care, utilities and technology. However, the fund did a reasonably good job of protecting investors' capital in the face of declines in these areas. Relatively strong performance by our individual stock selection strategy in the technology, communications services and consumer staples sectors enabled us to outperform our benchmark.

What is the fund's investment approach?

The Dreyfus Fund invests primarily in stocks of well-established U.S. companies that we believe demonstrate the potential to outperform the S&P 500 Index. Our investment approach targets both growth- and value-oriented stocks.

Our disciplined investment process sifts through over 1,500 equity securities to identify the relatively small number of stocks that best meet our criteria. We start with computerized, quantitative analysis of all potential targets, scoring each stock on a wide range of growth, valuation, leverage, earnings surprise, momentum and risk factors. Our team of experienced analysts then further narrows the field by examining the specifics of each top-ranked candidate. We observe their operations, interview corporate management and conduct detailed surveys of the competitive environment, seeking catalysts likely to
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

spark a change in a company' s market value. Armed with these analytical insights, we decide which stocks to purchase and whether any current holdings should be sold.

What other factors influenced the fund's performance?

Competing economic forces produced volatile market conditions during the period. On the one hand, slowing U.S. economic performance forced a wide range of companies to post lower than expected earnings and to warn of future disappointments. On the other hand, declining interest rates and relatively strong levels of consumer spending raised hopes for economic recovery in the not too distant future. Market strength shifted from sector to sector depending on whether investors were focused on current earnings results or were looking ahead to the longer term prospects for an economic rebound.

For example, although health care stocks generally perform well during economic slowdowns, many slumped during the last few months of the period. This was due to the fact that in anticipation of an economic recovery, investors began to move a significant percentage of assets in early April out of relatively
defensive   areas   such  as  health  care  and  into  more  consumer-oriented, economically sensitive market sectors. Consequently, while consumer cyclicals rose, many of the pharmaceutical company stocks in which the fund invests, such as Pfizer and Merck & Co., suffered declines during the period. Utilities stocks also generated losses when rising supplies of petroleum and natural gas caused energy prices to drop in May and June. Some utilities that had previously benefited from deregulation were further undermined by fears that California's energy crisis might lead to re-regulation. The fund's investments in utility companies, such as Duke Energy and Enron, lost ground as a result.

While many highly valued technology stocks retreated during the period, a handful of more reasonably valued, well-established names performed well. The fund experienced mixed performance in the technology area, with declines in some holdings, such as Cisco Systems and EMC, nearly balanced by gains in others, such as International Business

Machines, Micron Technology and Dell Computer. Although the fund's technology holdings finished the period in negative territory, they performed better than the technology component of the S&P 500 Index. The fund also outperformed its benchmark in the communications services and consumer staples sectors, both of which were positives for the fund, even as they declined in the Index. Advances in individual holdings, such as AT&T, Philip Morris Cos. and AOL Time Warner, drove the fund's relative outperformance in these two sectors.

What is the fund's current strategy?

As of the end of the period, consumer spending remains strong, supported by lower energy prices and falling interest rates. In light of these conditions, we are currently placing slightly greater emphasis than the S&P 500 Index on the consumer cyclical sector. Otherwise, we have positioned the fund's sector allocations neutrally with respect to our benchmark. We continue to adhere to our investment discipline of evaluating individual companies and stocks in seeking to outperform the S&P 500 Index.

July 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. - REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)



COMMON STOCKS--97.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.0%

Lamar Advertising                                                                               192,700                8,478,800

McGraw-Hill Cos.                                                                                170,000               11,245,500

                                                                                                                      19,724,300

CONSUMER DURABLES--1.0%

General Motors                                                                                  260,542               16,765,878

Newell Rubbermaid                                                                               165,000                4,141,500

                                                                                                                      20,907,378

CONSUMER NON-DURABLES--5.9%

Anheuser-Busch Cos.                                                                             164,000                6,756,800

Coca-Cola                                                                                       450,000               20,250,000

Colgate-Palmolive                                                                               104,000                6,134,960

General Mills                                                                                    51,000                2,232,780

Gillette                                                                                        184,000                5,334,160

Jones Apparel Group                                                                             121,000  (a)           5,227,200

Kimberly-Clark                                                                                  111,000                6,204,900

Kraft Foods, Cl. A                                                                              380,000  (a)          11,780,000

PepsiCo                                                                                         135,500                5,989,100

Philip Morris Cos.                                                                              387,000               19,640,250

Procter & Gamble                                                                                406,000               25,902,800

UST                                                                                             130,600                3,769,116

                                                                                                                     119,222,066

CONSUMER SERVICES--3.0%

Clear Channel Communications                                                                    103,000  (a)           6,458,100

Comcast, Cl. A                                                                                  270,000  (a)          11,718,000

Disney (Walt)                                                                                   488,000               14,098,320

McDonald's                                                                                      236,800                6,407,808

USA Networks                                                                                    182,000  (a)           5,130,580

Viacom, Cl. B                                                                                   313,310               16,213,793

                                                                                                                      60,026,601

ELECTRONIC TECHNOLOGY--13.5%

Agilent Technologies                                                                             77,000  (a)           2,502,500

Altera                                                                                          261,600  (a)           7,586,400

Applied Materials                                                                               147,000  (a)           7,217,700

Boeing                                                                                          283,600               15,768,160

Cisco Systems                                                                                 1,288,300  (a)          23,447,060

Compaq Computer                                                                                 297,000                4,600,530

Dell Computer                                                                                   456,000  (a)          11,924,400



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

EMC                                                                                             381,700  (a)          11,088,385

Emulex                                                                                          118,700  (a)           4,795,480

General Dynamics                                                                                 35,000                2,723,350

Hewlett-Packard                                                                                 349,400                9,992,840

Intel                                                                                         1,230,000               35,977,500

International Business Machines                                                                 480,000               54,240,000

JDS Uniphase                                                                                    222,400  (a)           2,835,600

Lockheed Martin                                                                                  78,000                2,889,900

Lucent Technologies                                                                             370,000                2,294,000

Micron Technology                                                                               287,100  (a)          11,799,810

Motorola                                                                                        383,000                6,342,480

Nortel Networks                                                                                 295,000                2,681,550

QLogic                                                                                           88,000  (a)           5,671,600

Qualcomm                                                                                        133,000  (a)           7,777,840

Rockwell International                                                                           33,000                1,257,960

Scientific-Atlanta                                                                               66,500                2,699,900

Sun Microsystems                                                                                588,800  (a)           9,255,936

Tellabs                                                                                         212,000  (a)           4,087,360

Texas Instruments                                                                               469,300               14,782,950

United Technologies                                                                              84,600                6,197,796

                                                                                                                     272,438,987

ENERGY MINERALS--5.9%

Anadarko Petroleum                                                                              112,500                6,078,375

BP Amoco, ADS                                                                                    91,720                4,572,242

Chevron                                                                                         112,000               10,136,000

Conoco, Cl. B                                                                                   322,000                9,305,800

Exxon Mobil                                                                                     710,721               62,081,479

Ocean Energy                                                                                    248,000                4,327,600

Royal Dutch Petroleum, ADR                                                                      372,000               21,676,440

                                                                                                                     118,177,936

FINANCE--17.8%

Allstate                                                                                        287,000               12,625,130

American Express                                                                                456,000               17,692,800

American General                                                                                116,600                5,416,070

American International Group                                                                    401,375               34,518,250

Bank One                                                                                        270,800                9,694,640

Bank of America                                                                                 372,000               22,331,160

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Bank of New York                                                                                420,600               20,188,800

Citigroup                                                                                     1,238,555               65,445,246

Federal Home Loan Mortgage                                                                      141,000                9,870,000

Federal National Mortgage Association                                                           173,000               14,730,950

FleetBoston Financial                                                                           250,000                9,862,500

GE Investment Private Placement Partners I, L.P. (Units)                                          5.798  (b)           8,865,791

Goldman Sachs Group                                                                              47,000                4,032,600

Household International                                                                          83,000                5,536,100

J.P. Morgan Chase                                                                               348,500               15,543,100

MBNA                                                                                            231,800                7,637,810

Marsh & McLennan Cos.                                                                            52,000                5,252,000

Morgan Stanley Dean Witter                                                                      339,000               21,773,970

PNC Financial Services Group                                                                     50,000                3,289,500

Schwab (Charles)                                                                                263,500                4,031,550

USA Education                                                                                   171,600               12,526,800

Washington Mutual                                                                               462,000               17,348,100

Wells Fargo                                                                                     659,000               30,597,370

                                                                                                                     358,810,237

HEALTH SERVICES--1.3%

AdvancePCS                                                                                       78,000  (a)           4,995,900

HCA-Healthcare                                                                                  236,000               10,664,840

Healthsouth                                                                                     324,000  (a)           5,174,280

Wellpoint Health Networks                                                                        52,000  (a)           4,900,480

                                                                                                                      25,735,500

HEALTH TECHNOLOGY--10.6%

Abbott Laboratories                                                                             302,000               14,499,020

American Home Products                                                                          229,000               13,382,760

Amgen                                                                                           183,200  (a)          11,116,576

Baxter International                                                                            198,000                9,702,000

Bristol-Myers Squibb                                                                            341,000               17,834,300

Galen Partners II, L.P. (Units)                                                                   2.145  (b)           1,765,989

Genentech                                                                                        84,000  (a)           4,628,400

Johnson & Johnson                                                                               437,000               21,850,000

Medtronic                                                                                       236,000               10,858,360

Merck & Co.                                                                                     540,000               34,511,400

Pfizer                                                                                        1,332,500               53,366,625

Pharmacia                                                                                       226,100               10,389,295


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY (CONTINUED)

Teva Pharmaceutical Industries, ADR                                                             170,000               10,591,000

                                                                                                                     214,495,725

INDUSTRIAL SERVICES--.7%

BJ Services                                                                                      30,000  (a)             851,400

ENSCO International                                                                              95,000                2,223,000

Schlumberger                                                                                    100,000                5,265,000

Waste Management                                                                                174,000                5,362,680

Yorktown Energy Partners, L.P. (Units)                                                              .26  (b)             420,541

                                                                                                                      14,122,621

NON-ENERGY MINERALS--.9%

Alcoa                                                                                           382,000               15,050,800

Weyerhaeuser                                                                                     70,000                3,847,900

                                                                                                                      18,898,700

PROCESS INDUSTRIES--1.6%

Corning                                                                                         151,200                2,526,552

Dow Chemical                                                                                    329,027               10,940,148

duPont (E.I.) deNemours                                                                         182,000                8,779,680

International Paper                                                                             303,400               10,831,380

                                                                                                                      33,077,760

PRODUCER MANUFACTURING--6.5%

Danaher                                                                                          26,000                1,456,000

Deere                                                                                            42,000                1,589,700

Dover                                                                                            37,000                1,393,050

Emerson Electric                                                                                 78,000                4,719,000

General Electric                                                                              1,698,800               82,816,500

Honeywell International                                                                         287,000               10,042,130

Illinois Tool Works                                                                              55,000                3,481,500

Minnesota Mining & Manufacturing                                                                 67,000                7,644,700

Tyco International                                                                              312,200               17,014,900

                                                                                                                     130,157,480

RETAIL TRADE--9.5%

Best Buy                                                                                        113,000  (a)           7,177,760

CVS                                                                                              70,000                2,702,000

Costco Wholesale                                                                                332,000  (a)          13,638,560

Gap                                                                                             218,000                6,322,000

Home Depot                                                                                      461,500               21,482,825

Kohl's                                                                                           58,000  (a)           3,638,340

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

Lowe's Cos.                                                                                     133,000                9,649,150

May Department Stores                                                                           157,400                5,392,524

RadioShack                                                                                      112,000                3,416,000

SK Equity Fund, L.P. (Units)                                                                     10.845  (b)          44,570,295

Sears, Roebuck & Co.                                                                            315,000               13,327,650

Target                                                                                          171,000                5,916,600

Wal-Mart Stores                                                                                 984,000               48,019,200

Walgreen                                                                                        190,000                6,488,500

                                                                                                                     191,741,404

TECHNOLOGY SERVICES--8.2%

AOL Time Warner                                                                                 934,900  (a)          49,549,700

Adobe Systems                                                                                   121,000                5,687,000

Computer Associates International                                                                85,500                3,078,000

Electronic Data Systems                                                                          82,000                5,125,000

First Data                                                                                       66,000                4,240,500

Microsoft                                                                                       938,000  (a)          68,474,000

Oracle                                                                                        1,040,800  (a)          19,775,200

PeopleSoft                                                                                      100,000  (a)           4,923,000

Veritas Software                                                                                 72,000  (a)           4,790,160

                                                                                                                     165,642,560

TRANSPORTATION--.7%

Burlington Northern Santa Fe                                                                    125,000                3,771,250

Southwest Airlines                                                                              251,500                4,650,235

Union Pacific                                                                                    92,000                5,051,720

                                                                                                                      13,473,205

UTILITIES--9.2%

AES                                                                                              91,900  (a)           3,956,295

AT&T                                                                                            581,000               12,782,008

AT&T - Liberty Media Group, Cl. A                                                               638,000  (a)          11,158,620

American Electric Power                                                                         103,000                4,755,510

BellSouth                                                                                       346,400               13,949,528

Dominion Resources                                                                               43,000                2,585,590

Duke Energy                                                                                     134,800                5,258,548

El Paso                                                                                          89,873                4,721,928

Enron                                                                                           137,000                6,713,000

Exelon                                                                                          200,000               12,824,000

NEXTEL Communications, Cl. A                                                                    134,000  (a)           2,345,000


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Qwest Communications International                                                              289,400                9,223,178

SBC Communications                                                                              624,288               25,008,977

Southern                                                                                        257,000                5,975,250

Sprint (FON Group)                                                                              160,000                3,417,600

Sprint (PCS Group)                                                                              163,000  (a)           3,936,450

TXU                                                                                             201,900                9,729,561

UtiliCorp United                                                                                166,000                5,071,300

Verizon Communications                                                                          498,100               26,648,350

WorldCom                                                                                        822,325  (a)          11,677,015

WorldCom - MCI Group                                                                            223,373                3,596,305

                                                                                                                     185,334,013

TOTAL COMMON STOCKS

   (cost $1,570,300,874)                                                                                           1,961,986,473
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY-2.7%

Federal Home Loan Banks,

   3.94%, 7/2/2001                                                                           53,900,000               53,894,101

U.S. TREASURY BILLS-.1%

   3.71%, 7/26/2001                                                                           2,150,000  (c)           2,145,270

TOTAL SHORT-TERM INVESTMENTS

   (cost $56,038,554)                                                                                                 56,039,371
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,626,339,428)                                                          100.1%            2,018,025,844

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)              (1,673,898)

NET ASSETS                                                                                       100.0%            2,016,351,946

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES  RESTRICTED  AS  TO  PUBLIC  RESALE.  INVESTMENT  IN  RESTRICTED
     SECURITIES  WITH AN  AGGREGATE  MARKET  VALUE OF  $55,622,616  REPRESENTING
     APPROXIMATELY 2.8% OF NET ASSETS SEE BELOW.

(C)  PARTIALLY  HELD BY THE  CUSTODIAN  AND  BROKER IN A  SEGREGATED  ACCOUNT AS
     COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

                                                             The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Net
                                                              Acquistion        Purchase    Assets
 Issuer                                                              Date      Price ($)*      (%)          Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------

GE Investment Private Placement

     Partners I, L.P. (Units)                           5/28/91--9/13/95       1,529,112      .44        1,529,112 per unit

Galen Partners II, L.P. (Units)                          1/28/93--1/3/97         823,305      .09          823,305 per unit

SK Equity Fund, L.P. (Units)                           12/6/92--10/30/96         847,730     2.21        4,109,755 per unit

Yorktown Energy Partners, L.P.

     (Units)                                             3/5/91--9/15/95       1,617,179      .02        1,617,465 per unit

*    AVERAGE COST.

**   THE VALUATION OF THESE  SECURITIES HAS BEEN  DETERMINED IN GOOD FAITH UNDER
     THE  DIRECTION OF THE BOARD OF DIRECTORS.  SUBJECT TO CERTAIN  LIMITATIONS,
     THE FUND HAS COMMITMENTS TO INVEST IN THE LIMITED PARTNERSHIP LISTED BELOW:

                                                                        Portion of Committed
                                       Issuer                             Amounts Uninvested
-----------------------------------------------------------------------------------------------------------------------------------

Galen Partners II, L.P. (Units)                                                     $147,742

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

June 30, 2001 (Unaudited)

                                                                                                                       Unrealized
                                                                   Market Value                                     Appreciation/
                                                                    Covered by                                     (Depreciation)
                                            Contracts            Contracts ($)              Expiration            at 6/30/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                               5                1,539,625          September 2001                   (2,875)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,626,339,428  2,018,025,84

Receivable for investment securities sold                            21,072,016

Dividends receivable                                                  1,581,895

Receivable for shares of Capital Stock subscribed                        45,985

Prepaid expenses                                                         77,466

                                                                  2,040,803,206
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,277,790

Cash overdraft due to Custodian                                         805,075

Payable for investment securities purchased                          20,586,907

Payable for shares of Capital Stock redeemed                          1,343,403

Payable for futures variation margin--Note 4(a)                           2,875

Accrued expenses                                                        435,210

                                                                     24,451,260
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,016,351,946
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,623,800,62

Accumulated undistributed investment income--net                      1,930,891

Accumulated net realized gain (loss) on investments                 (1,063,112)

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($2,875) net unrealized
   (depreciation) on financial futures]--Note 4(b)                 391,683,541
--------------------------------------------------------------------------------

NET ASSETS ($)                                                   2,016,351,946
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Capital Stock authorized)      192,803,184

NET ASSET VALUE, offering and redemption price per share ($)             10.46

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $62,760 foreign taxes withheld at source)     11,700,806

Interest                                                             1,938,082

TOTAL INCOME                                                        13,638,888

EXPENSES:

Management fee--Note 3(a)                                            6,766,176

Shareholder servicing costs--Note 3(a)                                 589,736

Custodian fees--Note 3(a)                                               75,617

Professional fees                                                       64,407

Prospectus and shareholders' reports                                    47,758

Directors' fees and expenses--Note 3(b)                                 45,113

Registration fees                                                       14,145

Loan commitment fees--Note 2                                            11,656

Miscellaneous                                                           32,240

TOTAL EXPENSES                                                       7,646,848

INVESTMENT INCOME--NET                                               5,992,040
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             14,301,810

Net realized gain (loss) on financial futures                       (1,138,345)

NET REALIZED GAIN (LOSS)                                            13,163,465

Net unrealized appreciation (depreciation) on investments
   [including ($2,875) net unrealized (depreciation)
         on financial futures]                                     (157,146,608)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (143,983,143)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (137,991,103)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2001           Year Ended
                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,992,040          11,037,295

Net realized gain (loss) on investments        13,163,465          (1,743,286)

Net unrealized appreciation (depreciation)
   on investments                            (157,146,608)       (388,571,813)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (137,991,103)       (379,277,804)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From Investment income--net                   (4,859,464)         (10,238,980)

From net realized gain on investments         (4,040,342)         (22,183,682)

In excess of net realized gain on investments        --           (10,186,235)

TOTAL DIVIDENDS                               (8,899,806)         (42,608,897)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 336,634,342         775,864,634

Dividends reinvested                            7,552,662          36,455,081

Cost of shares redeemed                      (421,080,916)       (980,921,043)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (76,893,912)       (168,601,328)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (223,784,821)       (590,488,029)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,240,136,767        2,830,624,796

END OF PERIOD                               2,016,351,946        2,240,136,767

Undistributed investment income--net            1,930,891              798,315
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    30,936,738           61,597,033

Shares issued for dividends reinvested            733,097            2,884,337

Shares redeemed                               (38,890,277)         (77,675,047)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (7,220,442)         (13,193,677)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                      Six Months Ended
                                         June 30, 2001                                      Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                            (Unaudited)          2000            1999           1998            1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            11.20         13.28           11.52            9.93          10.82         10.42

Investment Operations:

Investment income--net                              .03(a)        .05(a)          .05(a)          .10            .10           .08

Net realized and unrealized
   gain (loss) on investments                      (.72)        (1.92)           2.65            1.60           1.01          1.57

Total from Investment Operations                   (.69)        (1.87)           2.70            1.70           1.11          1.65

Distributions:

Dividends from investment
   income--net                                     (.03)         (.05)           (.06)           (.11)          (.08)         (.09)

Dividends from net realized gain
   on investments                                  (.02)         (.11)           (.88)            --           (1.78)        (1.16)

Dividends in excess of net
   realized gain on investments                      --          (.05)             _              --            (.14)           --

Total Distributions                                 (.05)         (.21)          (.94)           (.11)         (2.00)        (1.25)

Net asset value, end of period                     10.46         11.20          13.28           11.52           9.93         10.82
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (6.16)(b)    (14.27)         24.07           17.15          10.75         15.85
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .36(b)        .71            .71             .73            .71           .73

Ratio of net investment income
   to average net assets                             .29(b)        .42            .43             .82            .85           .70

Portfolio Turnover Rate                            32.10(b)      79.41          58.61          109.61         201.10        220.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 2,016,352      2,240,137      2,830,625       2,586,645     2,628,072     2,698,767

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,069 during the period ended June 30, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of tax
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

able income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $454,459 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2001, the fund was charged $75,617 pursuant to the custody agreement.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(c) During the period ended June 30, 2001, the fund incurred total brokerage commissions of $1,215,028, of which $9,080 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2001, amounted to $652,531,114 and $683,232,946, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2001 are set forth in the Statement of Financial Futures.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) At June 30, 2001, accumulated net unrealized appreciation on investments and financial futures was $391,683,541, consisting of $456,338,646 gross unrealized appreciation and $64,655,105 gross unrealized depreciation.

  At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                     For More Information

                        The Dreyfus Fund Incorporated
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  026SA0601